UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Tompkins Financial Corporation

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your **Vote** Counts!

TOMPKINS FINANCIAL CORP.

2023 Annual Meeting

Vote by May 8, 2023 11:59 PM EDT. For shares held in a Plan, vote by May 5, 2023 6:00 AM EDT.

TOMPKINS FINANCIAL

TOMPKINS FINANCIAL CORPORATION
C/O CINDY M. MANUELE
118 EAST SENECA ST
P.O. BOX 460
ITHACA, NY 14851

V00496-P86854

You invested in TOMPKINS FINANCIAL CORP. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 9, 2023.**

Get informed before you vote

View the Notice of Meeting/Proxy Statement, Corporate Report, and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting a copy prior to April 25, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

May 9, 2023
5:30 PM EDT

Coltivare
235 South Cayuga Street
Ithaca, New York 14850

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of fourteen (14) directors for a term of one year: **Nominees:** 01) John E. Alexander 02) Paul J. Battaglia 03) Nancy E. Catarisano 04) Daniel J. Fessenden 05) James W. Fulmer 06) Patricia A. Johnson 07) Angela B. Lee 08) John D. McClurg 09) Ita M. Rahilly 10) Thomas R. Rochon 11) Stephen S. Romaine 12) Michael H. Spain 13) Jennifer R. Tegan 14) Alfred J. Weber	For
2. Advisory approval of the compensation paid to the Company's Named Executive Officers.	For
3. Advisory vote of the frequency of future advisory votes to approve the compensation paid to the Company's Named Executive Officers.	1 Year
4. Approval of an amendment to the Company's 2019 Equity Incentive Plan to increase the number of shares of common stock issuable under the plan.	For
5. Ratify the appointment of the independent public accounting firm, KPMG, LLP, as the Company's independent auditor for the fiscal year ending December 31, 2023.	For

NOTE: In their discretion, the proxies are authorized to vote on any other business properly brought before the meeting, including adjournment of the meeting and any other matters incident to the conduct of the meeting. The proxy, when properly executed and returned to Tompkins, will be voted as directed, but if no direction is given it will be voted "FOR" the nominees listed in Item 1, "FOR" the proposal set forth in Item 2, "1 YEAR" for the proposal set forth in Item 3, and "FOR" the proposals set forth in Items 4 and 5.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery".

V00497-P86854